UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05206

Exact name of registrant as specified in charter:	Jennison Natural Resources Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	5/31/2007

Date of reporting period:	5/31/2007

Item 1 – Reports to Stockholders

Jennison Natural Resources Fund, Inc.

MAY 31, 2007	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

July 16, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Natural Resources Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Natural Resources Fund, Inc.

Jennison Natural Resources Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Natural Resources Fund, Inc. is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.24%; Class B, 1.94%; Class C, 1.94%; Class R, 1.69%; Class Z, 0.94%. Net operating expenses apply to: Class A, 1.19%; Class B, 1.94%; Class C, 1.94%; Class R, 1.44%; Class Z, 0.94%, after contractual reduction through 9/29/2007.

Cumulative Total Returns as of 5/31/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	25.03%	253.82%	470.59%	—
Class B	24.10	240.71	429.73	—
Class C	24.10	240.71	429.73	—
Class R	N/A	N/A	N/A	25.98% (8/22/06)
Class Z	25.39	258.29	485.59	—
Lipper Natural Resources Index[2]	23.46	194.32	310.12	**
S&P 500 Index[3]	22.77	57.02	111.42	***
MSCI World ND Index[4]	24.51	82.22	109.02	****

Average Annual Total Returns[5] as of 6/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	19.18%	29.54%	18.73%	—
Class B	20.17	29.96	18.51	—
Class C	24.19	30.03	18.51	—
Class R	N/A	N/A	N/A	N/A (8/22/06)
Class Z	26.41	31.34	19.71	—
Lipper Natural Resources Index[2]	23.65	25.81	15.11	**
S&P 500 Index[3]	20.57	10.70	7.13	***
MSCI World ND Index[4]	23.59	14.00	7.05	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns

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performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lipper Natural Resources Index is an unmanaged index which tracks the performance of the 30 largest natural resources mutual funds.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States.

4The Morgan Stanley Capital International (MSCI) World Net Dividends (ND) Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Lipper Natural Resources Index Closest Month-End to Inception cumulative total return as of 5/31/07 is 26.66% for Class R. Lipper Natural Resources Index Closest Month-End to Inception average annual total return as of 6/30/07 is not available for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 5/31/07 is 19.03% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/07 is not available for Class R.

****MSCI World ND Index Closest Month-End to Inception cumulative total return as of 5/31/07 is 20.64% for Class R. MSCI World ND Index Closest Month-End to Inception average annual total return as of 6/30/07 is not available for Class R.

Investors cannot invest directly in an index. The returns for the MSCI World ND Index and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Index reflect the deduction of operating expenses, but not sales charges or taxes. Returns for the Lipper Index would be lower if it included the effects of sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 5/31/07
Freeport-McMoRan Copper & Gold, Inc., Diversified Metals & Mining	3.3%
Suncor Energy, Inc., Integrated Oil & Gas	2.7
MMX Mineracao e Metalicos SA, Diversified Metals & Mining	2.7
Transocean, Inc., Oil & Gas Drilling	2.3
OPTI Canada, Inc., Oil & Gas Exploration & Production	2.2

Holdings reflect only long-term investments and are subject to change.

Jennison Natural Resources Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 5/31/07
Oil & Gas Exploration & Production	20.2%
Oil & Gas Equipment & Services	15.6
Gold	13.0
Diversified Metals & Mining	11.8
Integrated Oil & Gas	10.2

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

What is distinctive about the Fund’s investment strategy?

The Jennison Natural Resources Fund seeks capital appreciation by investing in the stocks of companies that own, explore, mine, process or otherwise develop natural resource commodities. It uses a contrarian/value investment style that favors securities trading at low valuations relative to the intrinsic value of their underlying natural resource commodities.

The Fund is generally exposed to several natural resource subsectors. It combines a top-down analysis of supply/demand fundamentals with bottom-up stock selection. The top-down analysis tries to identify commodity groups whose prices are currently low, but where tight or tightening supply and demand dynamics could create a bull market. The bottom-up process looks for companies that we believe are positioned to generate above-expectation earnings growth as a result of such commodity price rises. We will also selectively invest in speculative exploration and development companies that have the potential for strong price appreciation if they make new discoveries.

We attempt to control the portfolio’s risk by taking modest positions in a basket of companies. Currently, key areas of investment exposure generally include oil and natural gas exploration and production companies, drilling services companies, industrial metals producers, and precious metals producers.

What was the market environment like during this fiscal year?

The broad equity markets were very strong over the past 12 months. The global markets, as measured by the MSCI World Index, and the S&P 500 Index, representing the broad U.S. equity market, both returned more than 20%. Although the domestic materials and energy sectors were volatile over the reporting period, they had total returns of about 30% and 28%, respectively. For the most part, commodities across the board increased in price as total demand outweighed supply in the fourth quarter of 2006 and the first quarter of 2007. Forecasts of higher demand are sustaining current record prices despite a typical seasonal sell-off in the spring of 2007. Resilient commodity prices reflected our view that the most easily exploited producing areas for many commodities have largely been tapped, and it is costlier to extend the life of existing areas or to develop new production. In our view, the costs of incremental production in the face of robust demand will keep prices higher than most investors expect. Today’s increased volatility only reinforces our belief in the long-term fundamentals exist across many commodities; historically, volatility often increases when there is little slack in supply.

Despite severe sell-offs in September 2006 and early January 2007, the price for oil has remained high as the most easily exploited producing areas have largely been tapped. Here too, it is costlier to either develop new production or extend the life of existing areas.

Jennison Natural Resources Fund, Inc.	5

Strategy and Performance Overview (continued)

How did the Fund perform relative to other natural resources funds?

The Fund’s Class A shares solidly outperformed the Lipper Natural Resources Index, which tracks the performance of the 30 largest funds in that category.

How did the Fund’s substantial industrial metals exposure perform?

The Fund’s positions in metals and mining made the strongest contribution to its returns. Global supplies of metals such as copper and iron ore remain strained. We continue to believe that the emerging economies, especially China and India, will drive demand, leading prices for these metals higher. Since many of the easily-exploited sources have long been tapped, our investments focus on the producers with the largest and most productive reserves. MMX Mineracao e Metalicos SA, Freeport-McMoRan Copper & Gold, Inc. and First Quantum Minerals Ltd. added significantly to the Fund’s returns. (Please refer to Comments on Largest Holdings for MMX and Freeport-McMoRan.)

First Quantum Minerals, a copper miner with a focus in Zambia, has gained nearly 63% since we initiated our position in the stock in January 2004. Our fundamental research revealed a tightening supply/demand balance in the copper market, not likely to be resolved in the short term, that lent itself to upward pressure on prices. In our opinion, First Quantum Minerals’ combination of organic growth in reserves and production, competitive unit cost structure, and attractive share price relative to its peers make it a potential takeover target.

Did its precious metals holdings perform as well?

A few positions in gold companies detracted from the Fund’s returns. Although Goldcorp, Inc. was the weakest, the Fund’s small weighting mitigated the impact. Goldcorp completed its acquisition of Glamis Gold in November 2006, creating the world’s third-largest gold company by market capitalization. Its shares declined due to a disruption at one of its developing mines and lower valuations because of the merger. However, we maintain our conviction in the stock as we are encouraged by the firm’s new management team and think its growth prospects are bright. Goldcorp now has a full pipeline of projects, which we believe can be executed while keeping costs under control. Gold Fields and IAMGOLD detracted from the Fund’s returns to a lesser extent, as weakening gold prices and rising industry costs resulted in a broad sell-off in this area. However, gold prices remain above historical levels.

How was the Fund affected by the markets for energy commodities?

While we expect the long-term imbalances in supply and demand for oil to continue, we also anticipate price corrections from time to time as investors focus on near-term economic conditions. In our view, the costs of incremental production in the face of robust demand will keep prices higher than most investors expect.

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The energy sector is dominated by the major integrated oil and gas producers, companies—such as Exxon Mobil and Chevron—that participate in the entire production chain from exploration through consumer marketing. We are minimizing our exposure to such firms, which are vulnerable to declining production and have difficulty increasing their reserves. Instead, we preferred investment alternatives such as oil and natural gas exploration and production companies that can increase their reserves and production while constraining the rise in per-barrel operating costs below that of the commodity. For example, we hold firms that can successfully exploit unconventional sources of oil or gas, enabling them to capture more of the rise in prices. We have a position in Southwestern Energy, a fast-growing, low-cost natural gas producer with a dominant position in the Fayetteville Shale, which is developing into a top-tier natural gas play. Southwestern Energy has 887,000 acres in the Fayetteville Shale and is the largest player in the region. We like its potential to grow while keeping costs in check. Its shares rose more than 47% during the reporting period.

We also have positions in oilfield services and drilling firms, which benefit from the integrated companies’ need to replace their reserves and their ability to pay for them with the recent substantial cash flows they have built from high oil and natural gas prices. The Fund’s holdings in this area, such as National Oilwell Varco, Cameron International, Noble, and Superior Energy Services, benefited from this trend. Shares of National Oilwell Varco, an oilfield services capital equipment provider, rose as the company reported strong quarterly results driven by higher revenue in its rig technology unit. We believe the company should continue to benefit in the current environment, given its exposure to the rig rebuilding cycle.

Did all the Fund’s energy holdings perform well?

No. Trident Resources, a Canadian coalbed methane producer was the most significant detractor.

Cheniere Energy develops terminals along the U.S. Gulf Coast in which liquid natural gas is reconverted to gas. Its shares declined, primarily due to slower-than-anticipated contract signings for proposed terminals. We exited the position in October 2006.

Jennison Natural Resources Fund, Inc.	7

Portfolio Changes

Were there other changes in the portfolio during this fiscal year?

We took profits in some stocks, including SXR Uranium One, which is engaged in exploration and development of uranium and gold properties in South Africa, Australia, and Canada, and is actively pursuing opportunities in the western United States. It was a standout performer, returning more than 200% between the Fund’s opening a position in January 2006 and its sale in May 2007. SXR Uranium benefited from a wall collapse at Cameco’s Cigar Lake mine, which delayed one of the few near-term sources of supply growth and pushed up prices. We sold the position out of concern that further acquisitions by the company would increase its financial and operational risks.

We sold Hornbeck Offshore Services at a loss. Hornbeck provides offshore supply vessels for the oil and gas industry primarily in the United States Gulf of Mexico and internationally. The company reduced its earnings forecasts because it anticipated more volatility in the demand for its vessels operating in the Gulf of Mexico and it experienced shipyard delays, cost increases, and downtime. This was inconsistent with our original investment thesis.

There were two significant additions to the portfolio: MMX Mineracao e Metalicos SA (see Comments on Largest Holdings) and merchant power generation company NRG Energy, Inc. NRG Energy rose nearly 95% by period-end, benefiting from the potential acquisition of Texas-based utility company TXU by private equity. Private capital continues to value generation fleet assets at a higher level than the stock market, marking NRG as a potential takeout candidate. In our view, it is attractively valued and should benefit from its portfolio of low-cost generation facilities as demand grows and spare capacity declines. In the beginning of May, NRG reported solid first-quarter earnings and raised its 2007 estimate for cash flow from its operations.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 5/31/07.

3.3%	Freeport-McMoRan Copper & Gold Inc./Diversified Metals & Mining

Freeport-McMoran mines and produces copper, gold, and silver. We have confidence in its senior management team. We maintain our long-term, positive outlook on copper’s fundamentals, which should sustain the company’s pricing power, enhanced by its recent acquisition of Phelps Dodge.

2.7%	Suncor Energy Inc./Integrated Oil & Gas

Suncor Energy has large reserves in the Canadian Athabasca tar sands. The Fund originally purchased shares in April 2003, believing the company’s huge proven reserves should allow it to increase production while keeping operating costs significantly below the rising commodity price. We thought its stock was priced below the company’s intrinsic value at that time. Both its share price and earnings have increased since then, and we believe the stock still represents good value.

2.7%	MMX Mineracao e Metalicos SA/Diversified Metals & Mining

MMX Mineracao e Metalicos is a Brazilian iron ore miner that is making strides in bringing its three iron ore deposits into full production. In our view, management continues to demonstrate an ability to generate value through beneficial partnerships on its projects, mitigating project execution risk. Furthermore, we believe the tightness in the balance of supply and demand for iron ore should persist, sustaining the price for the commodity at higher levels.

2.3%	Transocean Inc./Oil & Gas Drilling

Transocean is an international provider of offshore contract drilling services for oil and gas wells. Its primary business is day-rate leasing of drilling rigs, related equipment, and work crews to drill oil and gas wells. We believe demand should exceed supply for deepwater capacity for the foreseeable future. We retain our positive outlook for the company and believe it is undervalued relative to the quality of its fleet and its potential earnings power.

2.2%	OPTI Canada Inc./Oil & Gas Exploration & Production

OPTI Canada is an Alberta-based oil sands development company with a project scheduled to come on line in 2007. Since the company will not post operating results until then, the stock is sensitive to rumors and headlines. The project entails producing and upgrading bitumen, a tarlike substance that is the heaviest and least valuable grade of crude oil. OPTI Canada injects steam from a cogeneration plant into tar sands to heat the bitumen. It uses proprietary technology to separate the bitumen into a high-grade fuel and a by-product, which OPTI uses to power the steam cogeneration plant. OPTI lowers its costs and allows for margin expansion by eliminating the need for natural gas to fuel the cogeneration plant. We believe the anticipated benefits of this technology and OPTI’s new chief financial officer, who has extensive refining industry experience, are positive catalysts for future growth.

Jennison Natural Resources Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on December 1, 2006, at the beginning of the period, and held through the six-month period ended May 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Natural Resources Fund, Inc.		Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,172.10	1.24%	$6.72
	Hypothetical	$1,000.00	$1,018.75	1.24%	$6.24

Class B	Actual	$1,000.00	$1,167.70	1.99%	$10.75
	Hypothetical	$1,000.00	$1,015.01	1.99%	$10.00

Class C	Actual	$1,000.00	$1,167.70	1.99%	$10.75
	Hypothetical	$1,000.00	$1,015.01	1.99%	$10.00

Class R	Actual	$1,000.00	$1,171.80	1.49%	$8.07
	Hypothetical	$1,000.00	$1,017.50	1.49%	$7.49

Class Z	Actual	$1,000.00	$1,173.70	0.99%	$5.37
	Hypothetical	$1,000.00	$1,020.00	0.99%	$4.99

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended May 31, 2007, and divided by the 365 days in the Fund's fiscal year ended May 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Natural Resources Fund, Inc.	11

Portfolio of Investments

as of May 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.9%
COMMON STOCKS 96.7%

Aluminum 1.6%
647,000	Century Aluminum Co.(a)(b)	$36,451,980

Coal & Consumable Fuels 4.4%
806,800	Cameco Corp. (Canada)	41,810,886
860,400	CONSOL Energy, Inc.	41,806,836
2,718,000	UraMin, Inc., 144A (South Africa)(a)(h)	18,083,403

		101,701,125

Diversified Metals & Mining 11.8%
1,236,900	African Rainbow Minerals Ltd. (South Africa)(a)	21,237,504
615,000	First Quantum Minerals Ltd. (Canada)	49,247,148
268,800	First Uranium Corp. (South Africa)(a)	3,055,916
600,000	First Uranium Corp. 144A (South Africa)(a)(h)	6,821,242
452,400	FNX Mining Co., Inc. (Canada)(a)	14,740,221
14,200	FNX Mining Co., Inc., 144A (Canada)(a)(h)	462,668
962,099	Freeport-McMoRan Copper & Gold, Inc. (Class B)	75,717,190
110,000	MMX Mineracao e Metalicos SA (Brazil)(a)	62,415,409
1,398,700	Northern Dynasty Minerals Ltd.(a)(b)	17,833,425
1,360,700	Peru Copper, Inc. (Canada)(a)	7,060,476
178,000	Southern Copper Corp.(b)	15,785,040

		274,376,239

Gold 13.0%
452,600	Agnico-Eagle Mines Ltd.	16,433,906
8,000,000	Archipelago Resources PLC (United Kingdom)(a)	4,356,263
6,303,400	AXMIN, Inc. (Physical) (Canada)(a)	5,186,043
916,346	Barrick Gold Corp.	26,693,159
2,135,200	Centerra Gold, Inc.(Canada)(a)	22,657,554
3,653,600	Crystallex International Corp.(a)(b)	16,806,560
4,306,800	Eldorado Gold Corporation (Canada)(a)	24,602,233
4,519,100	European Goldfields Ltd. (Canada)(a)	21,420,940
2,837,400	Gabriel Resources Ltd. (Canada)(a)	11,008,985
993,800	Gold Reserve, Inc.(a)(b)	5,396,334
216,800	Gold Reserve, Inc. (Canada)(a)	1,189,806
766,036	Goldcorp, Inc.	18,453,807
1,740,100	Highland Gold Mining Ltd. (United Kingdom)(a)	4,720,480
1,592,900	Iamgold Corp. (Canada)	11,616,137
1,743,400	Kinross Gold Corp.(a)	23,256,956
1,200,900	Lihir Gold Ltd. (Papua New Guinea)(ADR)(b)	31,631,706

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	13

Portfolio of Investments

as of May 31, 2007 Cont’d

Shares	Description	Value (Note 1)

3,817,384	Lihir Gold Ltd., 144A (Papua New Guinea)(a)(h)	$9,893,854
1,734,700	Nevsun Resources Ltd. (Canada)(a)	3,811,280
1,754,727	Newcrest Mining Ltd. (Australia)	31,965,946
2,250,600	Orezone Resources, Inc. (Canada)(a)	3,682,264
4,783,700	Semafo, Inc., 144A (Canada)(a)(h)	7,200,596

		301,984,809

Independent Power Producers & Energy Traders 1.6%
417,000	NRG Energy, Inc.(a)(b)	36,650,130

Integrated Oil & Gas 10.2%
566,800	Hess Corp.	33,565,896
523,000	OAO Gazprom (Russia)(ADR)	19,089,500
710,300	Occidental Petroleum Corp.	39,045,191
262,500	Petroleo Brasileiro SA (Brazil)(ADR)	28,392,000
904,900	Sasol Ltd. (South Africa)(ADR)(b)	32,911,213
727,200	Suncor Energy, Inc.	63,397,295
287,700	Total SA(France)(ADR)	21,706,965

		238,108,060

Oil & Gas Drilling 6.9%
386,400	ENSCO International, Inc.	23,404,248
497,600	GlobalSantaFe Corp.	33,986,080
328,900	Nabors Industries Ltd.(a)(b)	11,491,766
418,600	Noble Corp.	38,674,454
542,700	Transocean, Inc.(a)	53,314,848

		160,871,396

Oil & Gas Equipment & Services 15.6%
277,500	Baker Hughes, Inc.	22,888,200
482,400	Cameron International Corp.(a)	34,202,160
286,000	FMC Technologies, Inc.(a)	21,621,600
629,900	Grant Prideco, Inc.(a)(b)	35,772,021
837,700	Halliburton Co.	30,115,315
530,100	National Oilwell Varco, Inc.(a)	50,067,945
457,100	Schlumberger Ltd.	35,594,377
217,600	SEACOR Holdings, Inc.(a)(b)	20,125,824
419,400	Smith International, Inc.(b)	23,280,894
648,900	Superior Energy Services, Inc.(a)	26,059,824
869,900	Tenaris SA (Luxembourg)(ADR)	43,190,535
277,100	Universal Compression Holdings, Inc.(a)	20,591,301

		363,509,996

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Oil & Gas Exploration & Production 20.2%
518,900	Anadarko Petroleum Corp.	$25,763,385
3,600,000	BPI Energy Holdings, Inc.(a)	3,024,000
425,600	Cairn Energy PLC (United Kingdom)	14,874,342
96,200	CNX Gas Corp. 144A(a)(h)	2,834,052
626,000	Denbury Resources, Inc.(a)	22,698,760
313,500	EnCana Corp.(b)	19,248,900
893,300	Endeavour International Corp.(a)	1,840,198
1,233,100	Gasco Energy, Inc.(a)(b)	2,860,792
295,300	Goodrich Petroleum Corp.(a)(b)	10,518,586
588,400	McMoRan Exploration Co.(a)(b)	8,914,260
379,700	Newfield Exploration Co.(a)	18,240,788
672,600	Nexen, Inc.	20,178,000
2,317,636	OPTI Canada, Inc. (Canada)(a)	52,285,487
1,559,800	Petrohawk Energy Corp.(a)(b)	25,424,740
475,300	Quicksilver Resources, Inc.(a)(b)	21,146,097
1,050,450	Range Resources Corp.(b)	40,694,433
1,074,400	Southwestern Energy Co.(a)(b)	51,141,440
948,000	Talisman Energy, Inc.	19,197,000
	Trident Resources Corp. (Private) (Canada)
551,694	(cost $17,670,540; purchased 12/4/03 - 1/5/06)(a)(f)(g)	5,157,947
352,500	Ultra Petroleum Corp.(a)(b)	21,636,450
4,810,000	UTS Energy Corp. (Canada)(a)	23,654,263
1,344,700	Warren Resources, Inc.(a)(b)	17,790,381
635,856	Woodside Petroleum Ltd. (Australia)	22,640,319
322,100	XTO Energy, Inc.	18,685,021

		470,449,641

Oil & Gas Refining & Marketing 2.2%
779,600	Frontier Oil Corp.	31,386,696
258,100	Valero Energy Corp.	19,259,422

		50,646,118

Precious Metals & Minerals 5.5%
673,200	Apex Silver Mines Ltd.(a)(b)	13,800,600
768,500	Cia de Minas Buenaventura SA (Peru)(ADR)(b)	25,767,805
2,766,300	Coeur d’Alene Mines Corp.(a)(b)	9,986,343
1,130,400	Gammon Lake Resources, Inc. (Canada)(a)	14,806,380
872,800	Greystar Resources Ltd. (Canada)(a)	6,528,048
950,400	Impala Platinum Holdings Ltd. (South Africa)(ADR)	29,462,400
245,600	Impala Platnum Holdings Ltd. (South Africa)	7,520,120

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	15

Portfolio of Investments

as of May 31, 2007 Cont’d

Shares	Description	Value (Note 1)

83,145	Pan American Silver Corp. (Canada)(a)	$2,308,720
648,100	Pan American Silver Corp.(a)	18,166,243

		128,346,659

Specialized Real Estate Investment Trust (REIT) 1.2%
436,400	Plum Creek Timber Co., Inc.	18,241,520
206,600	Rayonier, Inc.	9,288,736

		27,530,256

Steel 2.5%
677,400	Cia Vale do Rio Doce (Brazil)(ADR)(b)	30,787,830
308,700	Cleveland-Cliffs, Inc.(b)	27,255,123

		58,042,953

	Total common stocks (cost $1,480,808,428)	2,248,669,362

Principal Amount (000)
LINKED NOTE 0.2%

Precious Metals & Minerals
	USD Palladium Linked Bank Note, (Private) zero coupon, 7/13/07
$ 10,882	(cost $2,000,001; purchased 6/30/03)(a)(f)(g)	3,898,885

Units
WARRANTS(a)

Oil & Gas Exploration & Production
	BPI Industries, Inc. (Private) expiring 12/31/07
600,000	(cost $132,099; purchased 12/31/04)(a)(f)(g)	18,036

Precious Metals & Minerals
	Pan American Silver Corp. (Canada)(a) expiring 2/20/08 @ CAD$12
11,922	(cost $33,484)	201,078

	Total warrants (cost $165,583)	219,114

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

PREFERED STOCK & WARRANTS

Oil & Gas Exploration & Production
	Trident Resources Corp. (Class B) (Private) 7.00% expiring 3/10/13 @ $12.50
80,000	(cost $5,000,000; purchased 7/07/06)(a)(f)(g)	$1,000,000

	Total long-term investments (cost $1,487,974,012)	2,253,787,361

SHORT-TERM INVESTMENTS 20.0%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series (cost $464,011,942; includes $398,369,880 of cash collateral
464,011,942	received for securities on loan) (Note 3)(c)(d)	464,011,942

	Total Investments(e) 116.9% (cost $1,951,985,954; Note 5)	2,717,799,303
	Liabilities in excess of other assets (16.9%)	(392,996,112)

	Net Assets 100.0%	$2,324,803,191

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

CAD—Canadian Dollars.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $387,332,414; cash collateral of $398,369,880 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	As of May 31, 2007, 4 securities representing $10,074,868 and 0.4% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(f)	Indicates illiquid securities. The aggregate cost of such securities was $24,802,640. The aggregate value of $10,074,868 is approximately 0.4% of net assets.
(g)	Indicates securities restricted to resale. The aggregate cost of such securities was $24,802,640. The aggregate value of $10,074,868 is approximately 0.4% of net assets.
(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	17

Portfolio of Investments

as of May 31, 2007 Cont’d

The geographic concentration of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2007 was as follows:

United States (including 17.1% of collateral received for securities on loan)	82.5%
Canada	14.2
Brazil	5.2
South Africa	5.1
Australia	2.4
Luxembourg	1.9
Papua New Guinea	1.8
Peru	1.1
United Kingdom	1.0
France	0.9
Russia	0.8

116.9
Liabilities in excess of other assets	(16.9)

100.0%

See Notes to Financial Statements.

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Financial Statements

MAY 31, 2007	ANNUAL REPORT

Jennison Natural Resources Fund, Inc.

Statement of Assets and Liabilities

as of May 31, 2007

Assets
Investments, at value, including securities on loan of $387,332,414:
Unaffiliated Investments (cost $1,487,974,012)	$2,253,787,361
Affiliated Investments (cost $464,011,942)	464,011,942
Foreign currency, at value (cost $3,012)	3,041
Receivable for Fund shares sold	10,794,195
Dividends and interest receivable	1,523,606
Prepaid expenses	9,362

Total assets	2,730,129,507

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	398,369,880
Payable for Fund shares reacquired	3,171,012
Management fee payable	1,357,028
Payable to custodian	928,567
Distribution fee payable	925,925
Accrued expenses	289,775
Transfer agent fee payable	282,465
Deferred directors’ fees	1,664

Total liabilities	405,326,316

Net Assets	$2,324,803,191

Net assets were comprised of:
Common stock, at par	$454,110
Paid-in capital in excess of par	1,480,404,953

1,480,859,063
Distribution in excess of net investment income	(15,222,172)
Accumulated net realized gain on investments and foreign currency transactions	93,352,922
Net unrealized appreciation on investments and foreign currencies	765,813,378

Net assets May 31, 2007	$2,324,803,191

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($1,100,430,698 ÷ 20,428,428 shares of common stock issued and outstanding)	$53.87
Maximum sales charge (5.50% of offering price)	3.14

Maximum offering price to public	$57.01

Class B
Net asset value, offering price and redemption price per share
($315,782,278 ÷ 6,732,760 shares of common stock issued and outstanding)	$46.90

Class C
Net asset value, offering price and redemption price per share
($550,097,465 ÷ 11,729,269 shares of common stock issued and outstanding)	$46.90

Class R
Net asset value, offering price and redemption price per share
($2,564,611 ÷ 47,527 shares of common stock issued and outstanding)	$53.96

Class Z
Net asset value, offering price and redemption price per share
($355,928,139 ÷ 6,473,012 shares of common stock issued and outstanding)	$54.99

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	21

Statement of Operations

Year Ended May 31, 2007

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $432,869)	$16,008,779
Affiliated dividend income	2,867,058
Affiliated income from securities loaned, net	1,490,130

Total income	20,365,967

Expenses
Management fee	13,278,050
Distribution fee—Class A	2,119,633
Distribution fee—Class B	2,651,892
Distribution fee—Class C	4,286,425
Distribution fee—Class R	2,425
Transfer agent’s fee and expenses (including affiliated expense of $1,358,700) (Note 3)	2,385,000
Reports to shareholders	685,000
Custodian’s fees and expenses	319,000
Registration fees	202,000
Legal fees and expenses	60,000
Insurance	42,000
Directors’ fees	36,000
Interest expense (Note 2)	34,142
Audit fee	20,000
Miscellaneous	23,316

Total expenses	26,144,883

Net investment loss	(5,778,916)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	217,664,796
Swap transactions	(101,842)
Foreign currency transactions	(395,616)

217,167,338

Net change in unrealized appreciation (depreciation) on:
Investments	225,379,038
Foreign currencies	1,749

225,380,787

Net gain on investments and foreign currencies	442,548,125

Net Increase In Net Assets Resulting From Operations	$436,769,209

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended May 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(5,778,916)	$1,226,677
Net realized gain on investment and foreign currency transactions	217,167,338	116,145,611
Net change in unrealized appreciation/depreciation on investments and foreign currencies	225,380,787	420,975,185

Net increase in net assets resulting from operations	436,769,209	538,347,473

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(7,037,113)	(3,669,380)
Class B	(685,338)	(491,634)
Class C	(1,095,771)	(581,124)
Class R	(43)	—
Class Z	(2,974,505)	(1,418,838)

	(11,792,770)	(6,160,976)

Distribution from net realized gains
Class A	(86,614,442)	(27,558,244)
Class B	(31,263,755)	(11,982,470)
Class C	(49,986,880)	(14,163,596)
Class R	(737)	—
Class Z	(29,034,324)	(8,627,615)

	(196,900,138)	(62,331,925)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	726,159,782	937,271,151
Net asset value of shares issued in reinvestment of dividends and distributions	171,275,762	58,569,349
Cost of shares reacquired	(566,371,914)	(407,096,700)

Net increase in net assets from Fund share transactions	331,063,630	588,743,800

Total increase	559,139,931	1,058,598,372

Net Assets
Beginning of year	1,765,663,260	707,064,888

End of year	$2,324,803,191	$1,765,663,260

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	23

Notes to Financial Statements

Jennison Natural Resources Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

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Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotation.

The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities, sometimes referred to as Private Placements) and securities that are not readily marketable. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Natural Resources Fund, Inc.	25

Notes to Financial Statements

Cont’d

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investment and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Total Return Swap: Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore,

Jennison Natural Resources Fund, Inc.	27

Notes to Financial Statements

Cont’d

no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC (“Jennison”), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .73 of 1% for the year ended May 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R (commenced investment operations on August 22, 2006) and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the ‘Class A, B, C and R Plans’), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and Class R shares, respectively. For the year ended May 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1%

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of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares. PIMS has advised the Fund that it received approximately $5,120,000 in front-end sales charges resulting from sales of Class A shares, during the year ended May 31, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended May 31, 2007, it received approximately $497,500 and $160,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA which was renewed on October 27, 2006, provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .07 of 1% of the unused portion of the SCA. The expiration date of the SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund utilized the line of credit during the year ended May 31, 2007. The average daily balance for the 12 days the Fund had loans outstanding during the year was $4,759,000 at a weighted average interest rate of approximately 5.77%.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the service of Wachovia Securities, LLC, (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended May 31, 2007, the Fund incurred approximately $836,400 in total networking fees, of which $207,000 was paid to Wachovia and First Clearing.

Jennison Natural Resources Fund, Inc.	29

Notes to Financial Statements

Cont’d

These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended May 31, 2007, PIM has been compensated approximately $621,700 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

For the year ended May 31, 2007, Prudential Equity Group, LLC (“PEG”), an indirect wholly-owned subsidiary of Prudential earned approximately $16,500 in brokerage commissions from portfolio transactions executed on behalf of the fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the ended May 31, 2007 were $951,108,145 and $829,804,668, respectively.

As of May 31, 2007, the Fund had securities on loan with an aggregate market value of $387,332,414. The Fund received $398,369,880 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income and accumulated net realized gains on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income and accumulated gains on investments and foreign currency transactions. For the year ended May 31, 2007, the adjustments were to decrease distribution in excess of net investment income and to decrease accumulated net realized gain on investments and foreign currency transactions by $7,712,113 due

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to differences in the treatment for book and tax purposes of certain transactions involving Passive Foreign Investment Companies, foreign currencies and swap income. Net investment loss, net realized gains and net assets were not affected by this change.

For the year ended May 31, 2007, the tax character of distributions paid by the Fund were $78,007,653 from ordinary income and $130,685,255 from long-term capital gains. For the year ended May 31, 2006, the tax character of distributions paid by the Fund were $23,339,746 from ordinary income and $45,153,155 from long-term capital gains.

As of May 31, 2007, the accumulated undistributed earnings on a tax basis were $117,864,397 from ordinary income and $54,844,631 from long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of May 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other cost Basis Adjustments	Total Net Unrealized Appreciation
$2,046,405,068	$712,106,441	$(40,712,206)	$671,394,235	$28	$671,394,263

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark-to-market on open investments in Passive Foreign Investment Companies. Other cost basis adjustments are attributable to unrealized appreciation of foreign securities.

In addition, the Fund elected to treat post-October currency losses of approximately $157,500 incurred in the seven months ended May 31, 2007 as having incurred in the next fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

Jennison Natural Resources Fund, Inc.	31

Notes to Financial Statements

Cont’d

Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million shares of $.01 par value common stock authorized divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended May 31, 2007:
Shares sold	7,753,176	$365,442,259
Shares issued in reinvestment of dividends and distributions	1,812,945	83,939,344
Shares reacquired	(6,386,011)	(291,809,106)

Net increase (decrease) in shares outstanding before conversion	3,180,110	157,572,497
Shares issued upon conversion from Class B	311,206	14,136,738

Net increase (decrease) in shares outstanding	3,491,316	$171,709,235

Year ended May 31, 2006:
Shares sold	10,696,026	$462,730,142
Shares issued in reinvestment of dividends and distributions	713,969	28,187,503
Shares reacquired	(5,591,381)	(233,583,719)

Net increase (decrease) in shares outstanding before conversion	5,818,614	257,333,926
Shares issued upon conversion from Class B	344,015	13,320,962

Net increase (decrease) in shares outstanding	6,162,629	$270,654,888

Class B
Year ended May 31, 2007:
Shares sold	1,315,594	$54,194,495
Shares issued in reinvestment of dividends and distributions	702,350	28,417,094
Shares reacquired	(1,287,599)	(51,826,796)

Net increase (decrease) in shares outstanding before conversion	730,345	30,784,793
Shares reacquired upon conversion into Class A	(354,424)	(14,136,738)

Net increase (decrease) in shares outstanding	375,921	$16,648,055

Year ended May 31, 2006:
Shares sold	2,644,450	$99,628,480
Shares issued in reinvestment of dividends and distributions	320,520	11,237,428
Shares reacquired	(1,092,424)	(40,890,376)

Net increase (decrease) in shares outstanding before conversion	1,872,546	69,975,532
Shares reacquired upon conversion into Class A	(386,587)	(13,320,962)

Net increase (decrease) in shares outstanding	1,485,959	$56,654,570

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Class C	Shares	Amount
Year ended May 31, 2007:
Shares sold	3,989,026	$164,175,593
Shares issued in reinvestment of dividends and distributions	878,938	35,561,812
Shares reacquired	(2,660,960)	(106,575,883)

Net increase (decrease) in shares outstanding	2,207,004	$93,161,522

Year ended May 31, 2006:
Shares sold	6,011,224	$232,859,282
Shares issued in reinvestment of dividends and distributions	302,008	10,588,384
Shares reacquired	(1,883,510)	(71,603,880)

Net increase (decrease) in shares outstanding	4,429,722	$171,843,786

Class R
August 22, 2006 (a) through May 31, 2007:
Shares sold	52,753	$2,523,700
Shares issued in reinvestment of dividends and distributions	10	496
Shares reacquired	(5,236)	(244,250)

Net increase (decrease) in shares outstanding	47,527	$2,279,946

Class Z
Year ended May 31, 2007:
Shares sold	2,932,460	$139,823,735
Shares issued in reinvestment of dividends and distributions	494,852	23,357,016
Shares reacquired	(2,458,480)	(115,915,879)

Net increase (decrease) in shares outstanding	968,832	$47,264,872

Year ended May 31, 2006:
Shares sold	3,187,119	$142,053,247
Shares issued in reinvestment of dividends and distributions	213,102	8,556,034
Shares reacquired	(1,445,772)	(61,018,725)

Net increase (decrease) in shares outstanding	1,954,449	$89,590,556

(a)	Commencement of investment operations.

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which

Jennison Natural Resources Fund, Inc.	33

Notes to Financial Statements

Cont’d

they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

MAY 31, 2007	ANNUAL REPORT

Jennison Natural Resources Fund, Inc.

Financial Highlights

Class A
Year Ended May 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$48.25

Income (loss) from investment operations:
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.21

Total from investment operations	11.18

Less Dividends and Distributions
Dividends from net investment income	(0.42)
Distributions from net realized gains on investments	(5.14)

Total dividends and distributions	(5.56)

Net asset value, end of year	$53.87

Total Return(b):	25.03%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,100,431
Average net assets (000)	$847,853
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.19%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment income (loss)	(.07)%
For Class A, B, C, R and Z shares:
Portfolio turnover	46%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended May 31,
2006(a)	2005	2004	2003

$30.36	$23.33	$18.94	$20.64

.15	.11	(.06)	(.09)
20.28	7.61	4.96	(.27)

20.43	7.72	4.90	(.36)

(.30)	(.08)	(.39)	(.41)
(2.24)	(.61)	(.12)	(.93)

(2.54)	(.69)	(.51)	(1.34)

$48.25	$30.36	$23.33	$18.94

69.16%	33.24%	26.24%	(.53)%

$817,299	$327,162	$121,700	$55,747
$566,901	$215,619	$81,712	$46,251

1.14%	1.22%	1.41%	1.64%
.89%	.97%	1.16%	1.39%
.36%	.39%	(.27)%	(.51)%

34%	30%	6%	25%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	37

Financial Highlights

Cont’d

Class B
Year Ended May 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$42.70

Income (loss) from investment operations:
Net investment loss	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.79

Total from investment operations	9.45

Less Dividends and Distributions
Dividends from net investment income	(0.11)
Distributions from net realized gains on investments	(5.14)

Total dividends and distributions	(5.25)

Net asset value, end of year	$46.90

Total Return(b):	24.10%
Ratios/Supplemental Data:
Net assets, end of year (000)	$315,782
Average net assets (000)	$265,189
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.94%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment loss	(.82)%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended May 31,
2006(a)	2005	2004	2003

$27.13	$20.99	$17.09	$18.76

(.15)	(.09)	(.20)	(.20)
18.05	6.84	4.46	(.26)

17.90	6.75	4.26	(.46)

(.09)	—	(.24)	(.28)
(2.24)	(.61)	(.12)	(.93)

(2.33)	(.61)	(.36)	(1.21)

$42.70	$27.13	$20.99	$17.09

67.84%	32.30%	25.28%	(1.31)%

$271,419	$132,157	$52,684	$36,197
$206,935	$91,588	$40,985	$33,154

1.89%	1.97%	2.16%	2.39%
.89%	.97%	1.16%	1.39%
(.40)%	(.36)%	(1.03)%	(1.27)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	39

Financial Highlights

Cont’d

Class C
Year Ended May 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$42.70

Income (loss) from investment operations:
Net investment loss	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.79

Total from investment operations	9.45

Less Dividends and Distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains on investments	(5.14)

Total dividends and distributions	(5.25)

Net asset value, end of year	$46.90

Total Return(b):	24.10%
Ratios/Supplemental Data:
Net assets, end of year (000)	$550,097
Average net assets (000)	$428,643
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.94%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment loss	(.82)%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended May 31,
2006(a)	2005	2004	2003

$27.13	$20.99	$17.09	$18.76

(.15)	(.09)	(.20)	(.19)
18.05	6.84	4.46	(.27)

17.90	6.75	4.26	(.46)

(.09)	—	(.24)	(.28)
(2.24)	(.61)	(.12)	(.93)

(2.33)	(.61)	(.36)	(1.21)

$42.70	$27.13	$20.99	$17.09

67.84%	32.30%	25.28%	(1.31)%

$406,571	$138,176	$32,612	$7,778
$261,145	$79,352	$16,347	$5,585

1.89%	1.97%	2.16%	2.39%
.89%	.97%	1.16%	1.39%
(.40)%	(.37)%	(1.00)%	(1.23)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	41

Financial Highlights

Cont’d

	Class R
	August 22, 2006(a) through May 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$47.85

Income from investment operations:
Net investment loss	(.08)
Net realized and unrealized gain on investment and foreign currency transactions	11.63

Total from investment operations	11.55

Less Dividends and Distributions:
Dividends from net investment income	(0.30)
Distributions from net realized gains on investments	(5.14)

Total dividends and distributions	(5.44)

Net asset value, end of year	$53.96

Total Return(c):	25.98%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,565
Average net assets (000)	$626
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.44	%(e)
Expenses, excluding distribution and service (12b-1) fees	.94	%(e)
Net investment loss	(.24	)%(e)

(a)	Commencement of investment operations.
(b)	Calculations are made based on average daily shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended May 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$49.12

Income (loss) from investment operations:
Net investment income (loss)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.46

Total from investment operations	11.54

Less Dividends and Distributions:
Dividends from net investment income	(0.53)
Distributions from net realized gains on investments	(5.14)

Total dividends and distributions	(5.67)

Net asset value, end of year	$54.99

Total Return(b):	25.39%
Ratios/Supplemental Data:
Net assets, end of year (000)	$355,928
Average net assets (000)	$283,266
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.94%
Expenses, excluding distribution and service (12b-1) fees	.94%
Net investment income (loss)	.18%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	Less than $.005 per share.

See Notes to Financial Statements.

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Class Z
Year Ended May 31,
2006(a)	2005	2004	2003

$30.87	$23.70	$19.24	$20.93

.26	.19	— (c)	(.04)
20.60	7.74	5.02	(.27)

20.86	7.93	5.02	(.31)

(.37)	(.15)	(.44)	(.45)
(2.24)	(.61)	(.12)	(.93)

(2.61)	(.76)	(.56)	(1.38)

$49.12	$30.87	$23.70	$19.24

69.44%	33.64%	26.49%	(.24)%

$270,375	$109,569	$44,663	$14,586
$179,109	$83,864	$25,894	$10,707

.89%	.97%	1.16%	1.39%
.89%	.97%	1.16%	1.39%
.60%	.65%	(.02)%	(.22)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Natural Resources Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Jennison Natural Resources Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of May 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 2003 were audited by another independent registered public accounting firm, whose report dated July 16, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 27, 2007

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal status of dividends and distributions paid by the Fund during its fiscal year ended May 31, 2007.

During the fiscal year ended May 31, 2007, the Fund paid dividends and distributions as follows:

	Class
	A	B	C	R	Z
Ordinary Income	$2.147	$1.842	$1.842	$2.029	$2.256
Long-Term Capital Gains	3.412	3.412	3.412	3.412	3.412

	$5.559	$5.254	$5.254	$5.441	$5.668

Further, we wish to advise you that 12.07% of ordinary income dividends paid during the fiscal year ended May 31, 2007 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the fiscal year ended May 31, 2007, the Fund designated 48.39% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the fiscal year ended May 31, 2007, the Fund designated 92.69% of the ordinary income dividends as qualified short-term capital gain (QSTCG) under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to federal tax status of the dividends and distributions received by you in calendar year 2007.

Jennison Natural Resources Fund, Inc.	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 66 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2000(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 2000(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001).

Robin B. Smith (67), Director since 1996(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1999(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 143 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jennison Natural Resources Fund, Inc.	49

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Peter Parrella (48), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

50	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds. The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request; by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Natural Resources Fund, Inc.	51

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 5/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	18.15%	27.30%	18.35%	—
Class B	19.10	27.71	18.14	—
Class C	23.10	27.78	18.14	—
Class R	N/A	N/A	N/A	N/A (8/22/06)
Class Z	25.39	29.08	19.33	—

Average Annual Total Returns (Without Sales Charges) as of 5/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	25.03%	28.75%	19.02%	—
Class B	24.10	27.78	18.14	—
Class C	24.10	27.78	18.14	—
Class R	N/A	N/A	N/A	N/A (8/22/06)
Class Z	25.39	29.08	19.33	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Gross operating expenses: Class A, 1.24%; Class B, 1.94%; Class C, 1.94%; Class R, 1.69%; Class Z, 0.94%. Net operating expenses apply to: Class A, 1.19%; Class B, 1.94%; Class C, 1.94%; Class R, 1.44%; Class Z, 0.94%, after contractual reduction through 9/29/2007.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than ten calendar years of returns.

The graph compares a $10,000 investment in the Jennison Natural Resources Fund, Inc. (Class A shares) with a similar investment in the Lipper Natural Resources Index, Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index) and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (May 31, 1997) and the account values at the end of the current fiscal year (May 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through May 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lipper Natural Resources Index is an unmanaged index which tracks the performance of the 30 largest natural resources mutual funds. MSCI World ND Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Natural Resources Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Natural Resources Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Natural Resources Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGNAX	PRGNX	PNRCX	JNRRX	PNRZX
CUSIP	476293105	476293204	476293303	476293501	476293402

MF135E    IFS-A135969    Ed. 07/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended May 31, 2007 and May 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $29,859 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5   – Audit Committee of Listed Registrants – Not applicable.

Item 6   – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7   – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8   – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9   – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Natural Resources Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date July 26, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date July 26, 2007

*	Print the name and title of each signing officer under his or her signature.